Exhibit 99.2 Second Quarter 2022 Company Overview

Legal Disclaimer IMPORTANT NOTICES The inclusion of references to P10, Inc. (the “Company”) in this presentation is for information purposes only as the holding company of various subsidiaries. P10 does not offer investment advisory services and this presentation is neither an offer of any investment products nor an offer of advisory services by P10. By accepting this presentation, you acknowledge that P10 is not offering investment advisory services. All investment advisory services referenced in this presentation are provided by subsidiaries of P10 which are registered as investment advisers with the U.S. Securities and Exchange Commission (“SEC”). Accordingly, this presentation may be considered marketing materials, in which event it would be marketing materials of each registered investment adviser subsidiary only. To the extent you have any questions regarding this presentation, please direct them to the applicable subsidiary. Registration as an investment adviser does not imply any level of skill or training. This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other investment product. Any securities described herein have not been recommended by any U.S. federal or state or non-U.S. securities commission or regulatory authority, including the SEC. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. Nothing herein is intended to provide tax, legal or investment advice. CautionRegardingForward-LookingInformation Some of the statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as will, expect, believe, estimate, continue, anticipate, intend, plan and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. The inclusion of any forward-looking information in this presentation should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy; and our ability to manage the effects of events outside of our control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” included in our annual report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 21, 2022, and in our subsequent reports filed from time to time with the SEC. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. CautionRegardingFinancialandOperatingProjections All financial and operating projections, forecasts or estimates about or relating to the Company included in this document, including statements regarding pro-forma valuation and ownership, have been prepared based on various estimates, assumptions and hypothetical scenarios. Forecasts and projections of financial performance, valuation and operating results are, by nature, speculative and based in part on anticipating and assuming future events (and the effects of future events) that are impossible to predict and no representation of any kind is made with respect thereto. The Company’s future results and achievements will depend on a number of factors, including the accuracy and reasonableness of the assumptions underlying any forecasted information as well as on significant transaction, business, economic, competitive, regulatory, technological and other uncertainties, contingencies and developments that in many cases will be beyond the Company’s control. Accordingly, all projections or forecasts (and estimates based on such projections or forecasts) contained herein should not be viewed as an assessment, prediction or representation as to future results and interested parties should not rely, and will not be deemed to have relied, on any such projections or forecasts. Actual results may differ substantially and could be materially worse than any projection, forecast or scenario set forth in this document. The Company expressly disclaims any obligation to update or revise any of the projections, forecasts, models or scenarios contained herein to reflect any change in the Company’s expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. Second Quarter 2022 2

Legal Disclaimer (continued) Fee-Paying Assets Under Management, or FPAUM FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. Use of Non-GAAP Financial Measures by P10, Inc. The non-GAAP financial measures contained in this presentation (including, without limitation, Adjusted EBITDA, Adjusted Net Income (“ANI”) and fee-paying assets under management are not GAAP measures of the Company’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non- GAAP measures to their most directly comparable GAAP measure is included later in this presentation. The Company believes the presentation of these non-GAAP measures provide useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods. It is reasonable to expect that one or more excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period. Adjusted EBITDA and adjusted net income should not be considered substitutes for net income or cash flows from operating, investing, or financing activities. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Second Quarter 2022 3

Highly Compelling Value Proposition Attractive Investment Thesis Premier, specialized private markets solutions provider operating in large and growing markets with increasing investor allocations Highly recurring revenue composed almost entirely of management and advisory fees earned primarily on committed capital from long-term, contractually locked up funds Strong investment performance across private markets driven by experience, investment process, and data advantage supporting the ability to grow and attract future funds Attractive and growing revenue base with highly recurring and well diversified revenue and strong margins Experienced management team with significant insider ownership, proven M&A track record, and supported by a deep bench of investment talent Second Quarter 2022 4

Premier Private Markets Solutions Provider Exceptionally Well-Positioned in the Private Markets Ecosystem Private Markets Ecosystem We are a specialized private market solutions provider. As LPs entrust us with capital, we strengthen our relationships with high performing, difficult to access fund managers. These relationships drive additional investment opportunities, source more data, enable portfolio optimization, enhance returns, and in turn, attract new LPs. Our position within the private markets ecosystem is reinforced by our synergistic multi-asset class solutions extracting sourcing opportunities from our vast network of GPs and portfolio companies. GP Primary Solutions GP Limited Partners (LPs) GP Public Pensions Endowments & Foundations Family Offices Corporate Pensions Direct & Co-Investments GP GP GP High Net Worth Financial Institutions GP Wealth Managers Sovereign Wealth Funds GP Secondary Investments GP GP Large, Global, High Quality LP Base of 2,700+ Proprietary Database and Analytics Platform Supported Synergistic Multi-Asset Class Private Market Solutions Institutional and High Net Worth Investors by Seasoned Team of 89 Investment Professionals Network of 260+ GPs Driving Cross-Solution Sourcing Opportunities Second Quarter 2022 5

Premier Private Markets Solutions Provider (1) Comprehensive Suite of Private Market Vehicles Primary Direct and Secondary Solutions Co-Investments Investments • Private Equity • Private Equity • Private Equity • Venture Capital • Venture Capital • Private Credit • Impact Investing • Invests in diversified portfolio of funds across • Direct and Co-investments alongside leading GPs • Secondary purchaser of LP interests in private asset classes with defined investment equity funds • Invests in secured unitranche, second lien, strategies mezzanine loans and equity • Focused exclusively on middle and lower middle market private equity funds • GP Stakes • Provides instant fund diversification to investors • Extensive built-in network of fund managers results in • Ability to purchase interests at a discount significant actionable deal flow • Differentiated access to relationship-driven • Ability to leverage extensive fund manager middle and lower middle market sectors • Deals sourced from GP relationships and trusted diligence and insights as part of investment advisors with preferred economic terms selection process • Specialized underwriting skills and expertise to select the best managers • Ability to leverage extensive fund manager diligence • Shorter holding period and earlier cash returns and insights as part of investment selection process • Offered in both commingled investment vehicles • Countercyclical nature and customized separate accounts • Well-diversified portfolio across industry, sponsor, • Reduced blind pool risk and geography • Robust database and analytics platform • Offered through commingled investment • Offered in both commingled investment vehicles and vehicles customized separate accounts • Robust database and analytics platform • Robust database and analytics platform (2) FPAUM $11.1Bn $6.1Bn $1.3Bn ($Bn) Notes: 1. Any discussion in this Presentation of past, committed to, or potential transactions should not be relied upon as any indication of future deal flow. There can be no assurance that any potential transactions described herein will be consummated. Diversification does not guarantee a profit or protect against a loss in declining markets. 2. FPAUM as of June 30, 2022. Second Quarter 2022 6 Value Structure Asset Proposition Description Classes

Premier Private Markets Solutions Provider (1) Differentiated Platform with Specialized Private Markets Solutions PRIVATE EQUITY VENTURE CAPITAL PRIVATE CREDIT IMPACT INVESTING PRIMARIES SECONDARIES PRIMARIES DIRECT & CO-INVESTMENTS DIRECT & CO-INVESTMENTS DIRECT & CO-INVESTMENTS DIRECT & CO-INVESTMENTS Middle- and Lower- High Performing, Access-Constrained Flexible Credit Solutions to Impact Investing Lower Middle Market Sponsors Venture Capital Across the Capital Structure Middle Market Private Equity 38 $10.4Bn $5.1Bn 15 $1.3Bn 24 $1.7Bn 12 FPAUM Inv. Professionals FPAUM Inv. Professionals FPAUM Inv. Professionals FPAUM Inv. Professionals 42 2001 14 2007 11 1998 35 1999 Vehicles Inception Vehicles Inception Vehicles Inception Vehicles Inception Notes: 1. FPAUM and active vehicles shown by asset class solution as of June 30, 2022, while number of professionals and inception dates shown by manager. Second Quarter 2022 7

Well Positioned in Attractive, Specialized and Growing Global Markets Universe of Companies by Capital Available by 2 1 Revenue Size Fund Size 8,391 $659B of capital available companies 81% 7% to PE Funds over $1B w/ revenues >$250M $131B of LOWER MIDDLE MARKET BENEFITS capital » Multiple Arbitrage » Large Pool of Opportunities available to 123,692 Funds companies » Exit Flexibility » Limited Alternatives for Capital 19% 93% between w/ revenues between $250M » Favorable LP/GP » Operational Value-Add $10M and $250M to Alignment of Incentives » Inefficient Sourcing $1B » Favorable Purchase Price Valuations Notes: 1. PitchBook: Capital available to invest by fund size represents U.S. private equity overhang for vintage years 2014-2021. U.S. PE Funds: includes buyout, growth, co-investment, mezzanine, diversified PE, energy, and restructuring. As of 6/30/21. Latest data available. 2. S&P Capital IQ: Commercially-active businesses in the U.S. All subsidiary and business establishment data are combined. Additionally, public sector entities are excluded. As of 1/27/22. Sources: PitchBook Data, Inc.: PitchBook is an independent and impartial research firm dedicated to providing premium data, news and analysis to the venture capital and private equity industries. As a specialty-focused information resource, PitchBook has the ability to meticulously collect, organize and analyze hard-to-find private equity deal data. Pitchbook has over 220,000 web crawlers to capture relevant information from numerous sources—including filings, press releases, websites and more. S&P Capital IQ is a multinational financial information provider headquartered in New York City, United States, and a division of S&P Global. S&P Capital IQ was formed in 2010 from offerings previously provided by Capital IQ, elements of S&P including Global Credit Portal and MarketScope Advisor, enterprise solutions such as S&P Securities Evaluations and Compustat, research offerings including Leveraged Commentary & Data, Global Markets Intelligence, and company and fund research. Second Quarter 2022 8

Distinct Market Access, Deal Flow and Data Analytics to Navigate Private Markets Long-Standing Industry Relationships and Extensive Proprietary Analytics Drive Unparalleled Market Access Private Equity Venture Capital Private Credit Impact Investing 1,800+ 540+ 270+ 82+ Investors Investors Investors Investors 200+ 60+ 45+ 400+ / 750+ Fund Managers Fund Managers Active Sponsor Relationships Businesses Supported / Projects 400+ 6,500+ $1,900MM+ $710MM Funds Portfolio Companies Capital Deployed Capital Deployed in Impact Credit 1,900+ 55+ 60+ 781MM (1) Portfolio Companies Direct Investments Platform Investments kWh Generated 24+ 20+ 22+ 21+ Avg. Years of Mgmt. Experience Avg. Years of Mgmt. Experience Avg. Years of Mgmt. Experience Avg. Years of Mgmt. Experience 38 15 24 12 Investment Professionals Investment Professionals Investment Professionals Investment Professionals Notes: 1. Since 2015. Carbon abatement is calculated using the EPA Greenhouse Gas Equivalencies Calculator which uses the AVoided Emissions and geneRation Tool (AVERT) US national weighted average CO2 marginal emission rate to convert reductions of kilowatt-hours into avoided units of carbon dioxide emissions. Second Quarter 2022 9 Experience Scale Relationships

Distinct Market Access, Deal Flow and Data Analytics to Navigate Private Markets Unique and Extensive Proprietary Analytics Database Extensive Data Powerful Database and Collection Business Intelligence Platform ü Information within GPScout contains deep level private company operating and financial data as well as details of the deals done 4,900+ 9,000+ 43,000+ by the private market general partners Investments Investment Individual ü Robust and proprietary data collected over 20-year history Firms Funds Transactions makes it difficult to replicate ü Dedicated internal team updating database on a daily basis with new private data provided directly by managers ü Integrated data visualization and analytics platform with 29,000+ 260,000+ underlying database allowing true business intelligence Private Financial Companies Metrics Data Capabilities Are a Competitive Differentiator Second Quarter 2022 10

Distinct Market Access, Deal Flow and Data Analytics to Navigate Private Markets Robust and Disciplined Sourcing Criteria, Resulting in Highly Selective Investment Process (1) (2) (3) Primary Deal Flow Secondary Deal Flow Direct & Co-Investment Deal Flow Opportunities 3,500+ 2,000+ 8,500+ Tracked Initial 1,000+ 700+ 1,500+ Screens Annual 400+ 200+ 200+ Due Diligence Annual ~30-40 ~5-15 ~50-60 Investments Made Highly Selective 0.9-1.1% 0.3-0.8% 0.6-0.7% Process Notes: 1. Reflects primary deal flow for RCP Advisors and TrueBridge Capital Partners as of December 31, 2020. 2. Reflects secondary deal flow for RCP Advisors as of December 31, 2020. 3. Reflects direct & co-investment deal flow for RCP Advisors, TrueBridge Capital Partners, Five Points Capital and Enhanced as of December 31, 2020. Second Quarter 2022 11

Preeminent Investment Teams Delivering Best-in-Class Performance (1) Superior Track Record Across a Broad Range of Portfolio Solutions Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund-of-Funds (Fund size as of 6/30/2022, performance as of 3/31/22) Fund-of-Funds (Fund size as of 6/30/2022, performance as of 3/31/22) Fund I 2003 $92 14.1% 1.8x 105% Fund I 2007 $311 93% 13.8% 3.1x Fund II 2005 $140 109% 8.2% 1.5x Fund II 2010 $342 83% 23.2% 5.7x Fund III 2006 $225 6.8% 1.4x 107% Fund III 2013 $409 92% 23.4% 3.8x 2007 Fund IV $265 110% 14.4% 2.0x Fund IV 2015 $408 91% 42.2% 4.2x Fund V 2008 $355 121% 13.4% 1.7x Fund V 2017 $460 89% 59.7% 2.8x 2009 Fund VI $285 114% 16.0% 2.1x (2) Fund VI 2019 $611 72% 97.0% 1.6x Fund VII 2011 $300 110% 18.0% 2.2x Fund VII 2021 $758 10% - - Fund VIII 2012 $268 113% 21.5% 2.2x Co-Investment Funds (Fund size as of 6/30/2022, performance as of 3/31/22) Fund IX 2014 $350 107% 18.4% 1.9x Direct Fund I 2015 $125 95% 41.7% 3.6x Fund X 2015 $332 107% 18.4% 1.7x Direct Fund II 2019 $196 100% 61.7% 1.9x SEF 2017 $179 90% 28.0% 1.8x Direct Fund III 2021 $149 30% - - Fund XI 2017 $315 94% 25.5% 1.7x Fund XII 2018 $382 86% 23.0% 1.5x Fund XIII 2019 $397 60% 20.3% 1.3x Fund XIV 2020 $394 33% - - SEF II 2020 $123 16% - - Fund Vintage Invested ($M) Called Capital Net IRR Net ROIC Fund XV 2021 $435 16% - - Impact Funds (as of 3/31/22) Fund XVI 2022 $433 6% - - Impact Credit - $710 - 7.7% 1.2x Fund XVII 2022 $50 - - - Impact Equity - $499 - 20%+ 1.2x Secondary Funds (Fund size as of 6/30/2022, performance as of 3/31/22) SOF I 2009 $264 112% 22.0% 1.8x 2013 SOF II $425 109% 11.6% 1.4x SOF III 2018 $400 88% 55.2% 1.7x SOF III Overage 2020 $87 75% 71.6% 1.4x SOF IV 2021 $407 1% - - Co-Investment Funds (Fund size as of 6/30/2022, performance as of 3/31/22) Direct I 2010 $109 82% 37.7% 3.0x Direct II 2014 $250 87% 28.2% 2.6x Direct III 2018 $385 84% 27.3% 1.6x Direct IV 2021 $645 21% - - Notes: 1. See performance disclosure notes at the back of this presentation. 2. TrueBridge Fund VI Net IRR and Net ROIC are as of 12/31/2021 Second Quarter 2022 12

Preeminent Investment Teams Delivering Best-in-Class Performance (1) Superior Track Record Across a Broad Range of Portfolio Solutions Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Equity Funds (Fund size as of 6/30/2022, performance as of 3/31/22) NAV Lending Funds (Fund size as of 6/30/2022, performance as of 3/31/22) Fund I 1998 $101 94% 12.7% 2.1x Fund I 2013 $106 119% 11.0% 1.3x Fund II 2007 $152 99% 12.4% 1.7x Fund II 2017 $203 75% 11.9% 1.3x Fund III 2013 $230 94% 24.8% 2.5x Fund III 2021 $400 38% 17.2% 1x Fund IV 2019 $230 50% - - Credit Funds (Fund size as of 6/30/2022, performance as of 3/31/22) Fund I 2006 $161 93% 12.2% 2.0x Fund II 2011 $227 100% 8.3% 1.7x Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund III 2016 $289 74% 17.1% 1.7x GP Stakes Funds (Fund size as of 6/30/2022, performance as of 3/31/22) Fund IV 2022 $357 15% - - Fund I 2019 $732 47% 26.6% 1.4x Fund II 2022 $367 - - - Notes: 1. See performance disclosure notes at the back of this presentation. Second Quarter 2022 13

Investment Teams Led by Management Teams with Sustained Track Records of Success Ownership Structure Aligned with Investors; Carried Interest Aligned with Investment Teams Venture Capital Solutions Private Equity Solutions Venture Capital Solutions Private Credit Solutions Impact Investing Solutions Dave McCoy Ajay Chitkara Edwin Poston Rob Mazzoni Managing Partner Head of Bonaccord Capital Partners Managing Partner Partner 22+ Years of Experience 28+ Years of Experience 24+ Years of Experience 14+ Years of Experience Jon Madorsky Brad Pilcher Mel Williams Matt Rittenmeyer Managing Partner Senior Investment Manager Managing Partner Principal 20+ Years of Experience 22+ Years of Experience 25+ Years of Experience 19+ Years of Experience Charlie Huebner Farhad Dehesh Managing Partner Senior Investment Manager 30+ Years of Experience 23+ Years of Experience Tom Danis Managing Partner 25+ Years of Experience Avg. Years at Firm / Years of Experience Avg. Years at Firm / Years of Experience 13+ 24+ 12+ 21+ Notes: 1. Please note the referenced individuals are not inclusive of all members of the respective investment teams. Second Quarter 2022 14

Investment Teams Led by Management Teams with Sustained Track Records of Success Ownership Structure Aligned with Investors; Carried Interest Aligned with Investment Teams Private Credit Solutions Impact Investing Solutions Private Credit Solutions Impact Investing Solutions Michael Korengold Richard Montgomery Whit Edwards Doug Cruikshank Managing Partner Managing Partner & Founder Managing Partner Managing Partner 22+ Years of Experience 31+ Years of Experience 25+ Years of Experience 21+ Years of Experience Shane McCarthy Mark Slusar Marshall White Rafael Castro Managing Partner Partner & Co-Founder Managing Partner Managing Director 18+ Years of Experience 19+ Years of Experience 20+ Years of Experience 24+ Years of Experience Jonathan Blanco Rich Davis Managing Partner Partner & Co-Founder 23+ Years of Experience 21+ Years of Experience Scott Snow Managing Partner 19+ Years of Experience Avg. Years at Firm / Years of Experience Avg. Years at Firm / Years of Experience 13+ 23+ 16+ 21+ Notes: 1. Please note the referenced individuals are not inclusive of all members of the respective investment teams. Second Quarter 2022 15

Highly Diversified, Multi-Asset Investment Platform and Investor Base Differentiated Investor Base Combined with Institutional and International Distribution Diversified Investor Base Investor Base by Channel Investor Base Regions (1) (As of 2Q’22) North America Central America South America FPAUM Europe Middle East Australia Asia Africa Family Offices / Wealth Managers (24%) Public Pensions (22%) Corporate Pensions (8%) 49 States; 53 Countries; 6 Continents Financial Institutions (20%) Insurance Company (7%) (2) Endowments / Foundations (16%) Other (3%) Notes: 1. Reflects FPAUM percentage by investor committed capital, excluding GP commitments, to currently active funds across RCP Advisors, TrueBridge, Five Points, Enhanced, Hark and Bonaccord. 2. Includes sovereign wealth funds, consultant-based relationships and other foreign institutional investors. Second Quarter 2022 16

Fee Paying Assets Under Management Across Diversified Vehicles Multi-Asset Investment Platform with Strong Organic Growth Diversified Base and Growth Across Vehicles Key Metrics FPAUM Composition Primary Solutions (As of Q2’22) $11.1Bn 21% Primary Solutions 60% FPAUM as of Q2’22 Organic FPAUM CAGR Total FPAUM Q4’20 PF – Q2’22 A Direct & Co-Investments 33% $18.5Bn Direct & Co-Investments Secondary Investments 7% $6.1Bn 29% (1) Organic FPAUM Growth FPAUM as of Q2’22 Organic FPAUM CAGR (From 2020PF to Q2’22) Q4’20 PF – Q2’22 A Secondary Investments Primary Solutions 53% Organic FPAUM Growth $1.3Bn 34% Direct & Co-Investments 38% $5.1Bn FPAUM as of Q2’22 Organic FPAUM CAGR Secondary Investments 9% Q4’20 PF – Q2’22 A Notes: 1. Organic FPAUM on a pro forma basis assumes the acquisitions of Bonaccord and Hark were completed as of December 31, 2020. Second Quarter 2022 17

FPAUM and Average Fee Rate Detail Robust Organic FPAUM Growth and Stable, Attractive Fee Rates (1) (2) Organic FPAUM Growth Average Fee Rate (Bps) ($Bn) Average Q2-22A Fee Rate: 103bps 21% CAGR Quarterly average fee rates show the basis points attributable to base management fees and catch-up fees. On an annual basis, average fee rates (3) continue to be stable at 100bps 18.5 108 103 17.3 100 99 13.4 11.9 100 9.6 99 97 96 8 4 4 2 2018PF 2019PF 2020PF 2021PF Q2'22 PF Q3'21 Q4'21 Q1'22 Q2'22 Average FPAUM (Bn) Organic FPAUM Growth (5) 24% 12% 29% 22% 16.3 18.0 14.7 17.4 Notes: 1. Organic FPAUM is calculated on a pro forma basis assuming the acquisitions of Five Points, TrueBridge, Enhanced, Bonaccord, and Hark were completed as of January 1, 2018. 2. The average fee rates shown in the graph are calculated as actual average FPAUM as a quotient of actual revenue. 3. Catch-up fees are earned from investors that committed during the fundraising period of funds originally launched in prior periods, and as such the investors are required to pay a catch-up fee as if they had committed to the fund at the first closing. While catch-up fees are not a significant component of our overall revenue stream, they may result in a temporary increase in our revenues in the period in which they are recognized. 4. Q2’22 organic FPAUM growth is the pro forma FPAUM growth from Q2’21 to Q2’22. “PF” refers to calculations made on a pro forma basis. “A” refers to calculations made on an actual basis. Second Quarter 2022 18

Experienced Management with Aligned Incentives and Proven Organic and Inorganic Track Record Deep Bench of Talent with Long History of Investing Years of Experience Leadership Key P10 Criteria Robert Co-CEO Alpert 30+ Market leading differentiated platform Chairman of the Board P C. Clark Co-CEO & DIRECTOR 17+ Webb Track record of strong investment performance P William “Fritz” COO & DIRECTOR Souder 20+ Proven, committed management team Amanda P CFO 21+ Coussens Jeff Established and committed investor base CMOP 19+ Gehl Years of Experience Specialized Private Markets Solutions Extensive Investment Pipeline Dave Managing Partner with a Long List of Potentially Attractive 22+ McCoy Private Equity Solutions and Actionable Oppor tunities Edwin Managing Partner 24+ Poston Venture Capital Solutions Whit Managing Partner 22+ Edwards Private Credit Solutions Michael Managing Partner 25+ Korengold Impact Investing Solutions Second Quarter 2022 19

A Differentiated Investment Firm Premier Private Markets Solutions Provider 1 2 Well Positioned in Attractive, Specialized and Growing Global Markets Distinct Market Access, Deal Flow and Data Analytics to Navigate Private Markets 3 Preeminent Investment Teams Delivering Strong Performance 4 Highly Diversified, Multi-Asset Investment Platform and Investor Base 5 Fee Paying Assets Under Management Across Diversified Vehicles 6 Experienced Management Team with Aligned Incentives and Proven Organic and Inorganic Track Record 7 Notes: 1. Past performance is not a guarantee of future results. There can be no assurance that a fund will achieve comparable results as any prior investments or prior investment funds. Second Quarter 2022 20

Simple Yet Powerful Financial Model Revenues consist almost exclusively of recurring, predictable management fees averaging 100 bps on FPAUM Peer-leading profitability with 55-60% Adj. EBITDA margins Limited tax leakage with approximately $500 million+ in tax assets Highly efficient revenue to free cash flow conversion Robust M&A pipeline to accelerate free cash flow growth Second Quarter 2022 21

Second Quarter 2022 Highlights Strong Organic Growth Drives Durable Earnings Power ì Fee paying assets under management (FPAUM) were $18.5Bn, an increase of 30% compared to June 30, 2021. In the quarter, $1.2Bn of fundraising and capital deployment was offset by $299 million in (1) stepdowns and expirations. Three Months Ended Six Months Ended Financial Results ($ in Millions) June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 Q2'22 vs Q2'21 YTD'22 vs YTD'21 Actual FPAUM ($Bn) $ 18.5 $ 14.2 $ 18.5 $ 14.2 30% 30% (2) $ 18.5 $ 15.1 $ 18.5 $ 15.1 22% 22% Pro Forma FPAUM ($Bn) GAAP Financial Metrics Revenue $ 46.7 $ 34.0 $ 90.0 $ 66.8 38% 35% Financial Operating Expenses $ 31.0 $ 25.6 $ 62.6 $ 49.8 21% 26% GAAP Net Income $ 11.2 $ 2.5 $ 18.9 $ 5.2 351% 266% Fully Diluted GAAP EPS $ 0.09 $ 0.02 $ 0.16 $ 0.05 310% 231% Non-GAAP Financial Metrics GAAP Revenue $ 46.7 $ 34.0 $ 90.0 $ 66.8 38% 35% (3) $ 25.7 $ 16.9 $ 48.2 $ 34.0 52% 42% Adjusted EBITDA Adjusted EBITDA Margin 55% 50% 54% 51% 11% 5% (3) $ 23.2 $ 11.6 $ 45.5 $ 23.7 99% 92% Adjusted Net Income (4) $ 0.19 $ 0.11 $ 0.38 $ 0.22 81% 74% Fully Diluted ANI EPS Notes: 1. For the trailing twelve months, expirations and stepdowns totaled $1.04 billion. There is an additional $290 million in expected stepdowns and expirations for the remainder of 2022. 2. FPAUM on a pro forma basis assumes the acquisitions of Bonaccord and Hark were completed as of January 1, 2021. 3. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. Please refer to the Non-GAAP Financial Measures slide for a reconciliation of non-GAAP to GAAP measures. 4. Fully Diluted ANI EPS calculations include the total of all common shares, stock options under the treasury stock method, and the redeemable non-controlling interests of P10 Intermediate converted to Class B stock as of each period presented. Second Quarter 2022 22

Non-GAAP Financial Measures (unaudited) Three Months Ended Six Months Ended June 30, 2022 June 30, 2021 June 30, 2022 June 30, 2021 (Dollars in thousands except share and per share amounts) (unaudited) (unaudited) (unaudited) (unaudited) Q2'22 vs Q2'21 YTD '22 vs YTD '21 GAAP Net Income $ 11,154 $ 1,978 18,946 4,193 464% 352% Add back (Subtract): Depreciation & amortization 6,264 7,551 12,540 15,102 -17% -17% Interest expense, net 1,525 5,464 2,910 10,934 -72% -73% Income tax expense 3,879 7 34 6,634 1,395 428% 376% Non-recurring expenses 207 6 12 2,937 1,411 -66% 108% Non-cash stock based compensation 2,717 5 68 4,232 9 92 378% 327% Adjusted EBITDA 25,746 16,907 48,199 34,027 52% 42% Less: Cash interest expense, net (1,892) (4,533) (2,290) (9,157) -58% -75% Net cash received/(paid) income taxes (664) (740) (428) (1,147) -10% -63% Adjusted Net Income 23,190 11,634 45,481 23,723 99% 92% ANI Earnings per Share Shares outstanding 117,193 62,465 117,193 62,465 88% 88% Diluted Shares outstanding 120,981 109,933 121,259 109,851 10% 10% ANI per share $ 0.20 $ 0.19 $ 0.39 $ 0.38 6% 2% Diluted ANI per share $ 0.19 $ 0.11 $ 0.38 $ 0.22 81% 74% • Non-Recurring Transaction Fees include the following: Above is a calculation of our unaudited non-GAAP financial measures. These are not measures of financial performance under GAAP and should not be construed as a substitute for the most directly • Acquisition-related expenses which reflect the actual costs incurred during the period for the comparable GAAP measures, which are reconciled in the table above. These measures have acquisition of new businesses, which primarily consists of fees for professional services limitations as analytical tools, and when assessing our operating performance, you should not including legal, accounting, and advisory consider these measures in isolation or as a substitute for GAAP measures. Other companies may • Registration-related expenses include professional services associated with our prospectus calculate these measures differently than we do, limiting their usefulness as a comparative measure. process incurred during the period, and does not reflect expected regulatory, compliance, We use Adjusted Net Income, or ANI, as well as Adjusted EBITDA (Earnings Before Interest, Taxes, and other costs which may be incurred subsequent to our Initial Public Offering, and the Depreciation and Amortization) to provide additional measures of profitability. We use the measures effects of income taxes. to assess our performance relative to our intended strategies, expected patterns of profitability, and Adjusted Net Income reflects net cash paid for federal and state income taxes. In the first quarter of budgets, and use the results of that assessment to adjust our future activities to the extent we deem 2022 the Company received a state tax refund of $353,000, thus increasing Adjusted Net Income. necessary. ANI reflects our actual cash flows generated by our core operations. ANI is calculated as Adjusted EBITDA, less actual cash paid for interest and federal and state income taxes. Fully Diluted ANI EPS calculations include the total of all common shares, stock options under the treasury stock method, and the redeemable non-controlling interests of P10 Intermediate converted In order to compute Adjusted EBITDA, we adjust our GAAP Net Income for the following items: to Class B stock as of each period presented. • Expenses that typically do not require us to pay them in cash in the current period (such as depreciation, amortization and stock-based compensation) • The cost of financing our business [continued in next column] Second Quarter 2022 23

Consolidated Balance Sheets June 30, 2022 December 31, 2021 (unaudited) (Dollars in thousands except share amounts) Assets Cash and cash equivalents $ 23,613 $ 40,916 Restricted cash 1,731 $ 2,566 Accounts receivable 6,668 $ 2,854 Note receivable 2,811 $ 2,552 Due from related parties 23,616 $ 12,357 Investment in unconsolidated subsidiaries 2,253 $ 1,803 Prepaid expenses and other assets 3,665 $ 4,759 Property and equipment, net 2,359 $ 981 Right-of-use assets 13,591 $ 14,789 Deferred tax assets, net 39,376 $ 45,151 Intangibles, net 116,541 $ 128,788 Goodwill 418,690 $ 418,701 Total assets $ 654,914 $ 676,217 Liabilities And Stockholders' Equity Liabilities Accounts payable $ 1,190 $ 401 Accrued expenses $ 10,478 $ 12,474 Due to related parties $ 800 $ 2,258 Other liabilities $ 983 $ 1,808 Contingent consideration $ 22,950 $ 22,963 Deferred revenues $ 12,523 $ 12,953 Lease liabilities $ 15,787 $ 15,700 Debt obligations $ 187,913 $ 212,496 Total liabilities 252,624 281,053 Commitments And Contingencies (Financial Statements Note 14) Stockholders' Equity Class A common stock, $0.001 par value; 510,000,000 shares authorized; 37,307,745 issued and 37,307,745 outstanding as of 37 34 June 30, 2022, and 34,464,920 issued and 34,464,920 outstanding December 31, 2021, respectively Class B common stock, $0.001 par value; 180,000,000 shares authorized; 79,885,002 shares issued and 79,761,550 shares outstanding as of June 30, 2022, 82,851,279 shares issued and 82,727,827 shares outstanding as of December 31, 2021, 80 83 respectively Treasury stock (273) (273) Additional paid-in-capital 638,585 650,405 Accumulated deficit (236,139) (255,085) Total stockholders' equity 402,290 395,164 Total Liabilities And Stockholders' Equity $ 654,914 $ 676,217 Second Quarter 2022 24

Key Terms & Supplemental Information Below is a description of our unaudited non-GAAP financial measures. These are not measures of financial performance under GAAP and should not be construed as a substitute for the most directly comparable GAAP measures. These measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these measures in isolation or as a substitute for GAAP measures. Other companies may calculate these measures differently than we do, limiting their usefulness as a comparative measure. Fee Paying Assets Under Management (FPAUM): FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. Adjusted EBITDA: In order to compute Adjusted EBITDA, we adjust our GAAP net income for the following items: · Expenses that typically do not require us to pay them in cash in the current period (such as depreciation, amortization and stock-based compensation); · The cost of financing our business; · Acquisition-related expenses which reflects the actual costs incurred during the period for the acquisition of new businesses, which primarily consists of fees for professional services including legal, accounting, and advisory, as well as bonuses paid to employees directly related to the acquisition; · Registration-related expenses includes professional services associated with our prospectus process incurred during the period, and does not reflect expected regulatory, compliance, and other costs associated with which may be incurred subsequent to our Initial Public Offering; and · The effects of income taxes Adjusted Net Income (ANI): · We use Adjusted Net Income, or ANI, as well as Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) to provide additional measures of profitability. We use the measures to assess our performance relative to our intended strategies, expected patterns of profitability, and budget and use the results of that assessment to adjust our future activities to the extent we deem necessary. ANI reflects our actual cash flows generated by our core operations. ANI is calculated as Adjusted EBITDA, less actual cash paid for interest and federal and state income taxes. Fully Diluted ANI EPS: Fully diluted Adjusted Net Income earnings per share is a calculation that assumes all the Company’s securities were converted into shares, not just shares that are currently outstanding. Net IRR: Refers to Internal rate of return net of fees, carried interest and expenses charged by both the underlying fund managers and each of our solutions. Net ROIC: Refers to return on invested capital net of fees and expenses charged by both the underlying fund managers and each of our solutions. Fund Size: Refers to the total amount of capital committed by investors to each fund disclosed. Called Capital: Refers to the amount of capital provided from investors, expressed as a percent of the total fund size. PF: Refers to “pro forma” and indicates a number that was adjusted from actual. A: Refers to “actual” and indicates a number that is unadjusted. Supplemental Share Information: Class A shares (CUSIP # 69376K106) trade on the NYSE as PX and have one vote per share. Class B shares (CUSIP # 69376K205) are not tradeable in the open market and have ten votes per share. The Class B shares are convertible at any time at the option of the holder into Class A shares on a one-for-one basis, irrespective of whether or not the holder is planning to sell shares at that time. All previous shareholders of P10 Holdings, Inc. (OTC: PIOE) had their shares converted to Class B shares of P10 at the time the Company was listed on the NYSE. The simplest way to sell Class B shares is to first contact your broker and convert them to Class A shares, which can then be sold on the NYSE. Further note that Class B shares held by P10 insiders are under a lock up agreement. Please refer to our amended and restated certificate of incorporation for a full description of the Class A and Class B shares. Ownership Limitations: P10’s Certificate of Incorporation contains certain provisions for the protection of tax benefits relating to P10’s net operating losses. Such provisions generally void transfers of shares that would result in the creation of a new 4.99% shareholder or result in an existing 4.99% shareholder acquiring additional shares of P10. Second Quarter 2022 25

Disclaimers Performance Disclaimer The historical performance of our investments should not be considered as indicative of the future results of our investments or our operations or any returns expected on an investment in our Class A common stock. In considering the performance information contained in this prospectus, prospective Class A common stockholders should be aware that past performance of our specialized investment vehicles or the investments that we recommend to our investors is not necessarily indicative of future results or of the performance of our Class A common stock. An investment in our Class A common stock is not an investment in any of our specialized investment vehicles. In addition, the historical and potential future returns of specialized investment vehicles that we manage are not directly linked to returns on our Class A common stock. Therefore, you should not conclude that continued positive performance of our specialized investment vehicles or the investments that we recommend to our investors will necessarily result in positive returns on an investment in our Class A common stock. However, poor performance of our specialized investment vehicles could cause a decline in our ability to raise additional funds and could therefore have a negative effect on our performance and on returns on an investment in our Class A common stock. The historical performance of our funds should not be considered indicative of the future performance of these funds or of any future funds we may raise, in part because: • market conditions and investment opportunities during previous periods may have been significantly more favorable for generating positive performance than those we may experience in the future; • the performance of our funds is generally calculated on the basis of net asset value of the funds’ investments, including unrealized gains, which may never be realized; • our historical returns derive largely from the performance of our earlier funds, whereas future fund returns will depend increasingly on the performance of our newer funds or funds not yet formed; • our newly established funds typically generate lower returns during the period that they initially deploy their capital; • changes in the global tax and regulatory environment may affect both the investment preferences of our investors and the financing strategies employed by businesses in which particular funds invest, which may reduce the overall capital available for investment and the availability of suitable investments, thereby reducing our investment returns in the future; • in recent years, there has been increased competition for investment opportunities resulting from the increased amount of capital invested in private markets alternatives and high liquidity in debt markets, which may cause an increase in cost and reduction in the availability of suitable investments, thereby reducing our investment returns in the future; and • the performance of particular funds also will be affected by risks of the industries and businesses in which they invest. Enhanced Capital Performance Disclosures: • Performance information shown for deal activity from 05/06/02 through 03/31/22. Past performance is not indicative of future results. All statistics exclude “Outreach Deals” which are transactions that Enhanced executes for pure impact, without expectation of financial return. • Total Blended Net is hypothetical and assumes ..75x leverage, leverage cost of 4% per annum, 1.5% management fee on capital deployed, 15% carried interest above 7% hurdle. Unrealized cash flows are projected from current loan schedules through maturity and considers the current fair value of the investment. Excludes fund-level professional fees. Actual returns may differ materially. • Impact Equity excludes Low-Income Housing Tax Credits and New Markets Tax Credits which are not offered to non-bank investors. • Historic Tax Credit deals with a 1-year credit assume a 0% Management Fee and a 30% Profit Share. Historic Tax Credit deals with a 5-year credit assume a 0.5% Management Fee and a 20% Profit Share. IRRs for Historic Tax Credit transactions are not recorded as the credits trade at a discount to par. The IRRs reflected only represent Renewable Energy Tax Credit transactions and are the product of a very short hold period. Second Quarter 2022 26

CONTACT US DALLAS OFFICE Office: 4514 Cole Avenue Suite 1600 Dallas, Texas 75205 Tel: 214.865.7998 Website: p10alts.com Email: info@p10alts.com Second Quarter 2022